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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Veeco Instruments Inc. of our report dated October 18, 1999 relating to the financial statements of CVC, Inc., which appears in Veeco Instruments Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.

/s/ PricewaterhouseCoopers LLP

Rochester, New York
May 22, 2002